UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2003

Braintech, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-24911
(Commission File Number)

98-0168932
(IRS Employer Identification No.)

930 West 1st Street, Unit #102, North Vancouver, BC, Canada, V7P 3N4
(Address of principal executive offices and Zip Code)

(604) 988-6440
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On March 31, 2003, we filed our Form 10-KSB Annual Report for the period ended December 31, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Principal Executive Officer and Principal Financial Officer to certify periodic reports that contain financial statements, we have attached respectively as exhibits 99.1 and 99.2 to this Form 8-K Current Report the Certification of the Principal Financial Officer and the Certification of the Principal Executive Officer.

Exhibits

99.1 Certification of Principal Financial Officer, dated March 31, 2003

99.2 Certification of Principal Executive Officer, dated March 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINTECH, INC.

/s/ Edward White
By: Edward White
Principal Financial Officer
Date: March 31, 2003